UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material under §240.14a-12
PETROS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒   No fee required
☐   Fee paid previously with preliminary materials
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 25, 2024
To Our Stockholders:
On behalf of the Board of Directors (the “Board”) of Petros Pharmaceuticals, Inc. (the “Company,” “Petros,” “our” or “we”), I cordially invite you to attend our 2024 annual meeting of stockholders (the “Annual Meeting”) at 10 a.m. Eastern Time on Wednesday, November 20, 2024. To provide access to our stockholders regardless of geographic location, this year’s Annual Meeting will be held in a virtual-only meeting format at www.virtualshareholdermeeting.com/PTPI2024.
Details regarding the meeting, the business to be conducted at the Annual Meeting and information about Petros that you should consider when you vote your shares are described in the accompanying Notice of Annual Meeting of Stockholders (“Notice”), the Proxy Statement and the proxy card. We urge you to review these materials carefully and to vote your shares electronically via the Internet or by completing and returning the proxy card or voting instruction form. Our Proxy Statement and the 2023 Annual Report are available at www.proxyvote.com.
At the Annual Meeting, we will ask stockholders to: (i) elect the three directors named in this Proxy Statement to the Board of the Company to serve one-year terms expiring in 2025; (ii) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii) approve, on an advisory basis, the compensation paid to our named executive officers; (iv) approve an amendment to our Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date of on which the reverse stock split is approved by our stockholders, a reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share, at a ratio in the range of 1-for-2 to 1-for-25, with such ratio to be determined by the Board in its discretion and included in a public announcement; and (v) approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals. The Board recommends the approval of each of these five proposals. Such other business will be transacted as may properly come before the Annual Meeting.
We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, your vote is important. We encourage you to vote your shares electronically via the Internet or by completing and returning your proxy card prior to the Annual Meeting, in order for your shares to be represented and voted at the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.
We urge you to read the accompanying Notice and Proxy Statement carefully and vote in accordance with the Board’s recommendations on all proposals.

Thank you for your continued support of Petros Pharmaceuticals, Inc. We look forward to seeing you at the Annual Meeting.
Sincerely,
/s/ Joshua Silverman

Joshua Silverman,
Chairman of the Board
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, NOVEMBER 20, 2024:
Our official Notice of Annual Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS OF
PETROS PHARMACEUTICALS, INC.
October 25, 2024
TIME: 10 a.m. Eastern Time
DATE: November 20, 2024
PLACE: www.virtualshareholdermeeting.com/PTPI2024
Purposes:

1.
To elect the three directors named in the Proxy Statement to the Board of Directors (the “Board”) of the Company to serve one-year terms expiring in 2025 (“Proposal 1”);

2.
To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”);

3.
To approve, on an advisory basis, the compensation paid to our named executive officers (“Proposal 3”);

4.
To approve an amendment to our Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of 1-for-2 to 1-for-25, with such ratio to be determined by the Board in its discretion and included in a public announcement (“Proposal  4”);

5.
To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 5”); and

6.
To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1 – 5.
Who May Vote:
Only stockholders of record as of the close of business on October 14, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting. You will be able to participate in the virtual Annual Meeting online and vote your shares electronically during the meeting. You will not be able to attend the Annual Meeting in person.
To virtually attend the Annual Meeting, you must be a stockholder of record or beneficial owner as of the close of business on the Record Date. You will be able to virtually attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/PTPI2024 and entering the control number included in your proxy card. Stockholders of record will need their control number to vote at the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares. Stockholders will be also able to submit questions during the Annual Meeting.
All stockholders are cordially invited to attend the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable, you may contact Fady Boctor at (973) 242-0005 for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the close of business on the Record Date. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions on your proxy card and submit your proxy by Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting, pursuant to the directions set forth in the proxy materials.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Joshua Silverman

Joshua Silverman,
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Annual Meeting to be Held on November 20, 2024	1
Cautionary Note Regarding Forward-Looking Statements	3
Important Information About the Annual Meeting and Voting	4
Security Ownership of Certain Beneficial Owners and Management	10
Management and Corporate Governance	13
Certain Relationships and Related Person Transactions	21
Executive Officer and Director Compensation	22
Proposal No. 1 — Election of Directors	27
Report of Audit Committee	28
Proposal No. 2 — Independent Registered Public Accounting Firm	29
Proposal No. 3 — Approval, on an Advisory Basis, of the Compensation Paid to Our Named Executive Officers	31
Proposal No. 4 — Approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation to Effect the Reverse Stock Split	32
Proposal No. 5 — Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies if there are Insufficient Votes at the Time of the Annual Meeting to Approve One or More Proposals Presented at the Annual Meeting	40
Other Matters	41
Stockholder Communications to the Board	41
Stockholder Proposals and Nominations for Director	41
Annex A — Certificate of Amendment of Amended and Restated Certificate of Incorporation of Petros Pharmaceuticals, Inc..	A-1

i

Petros Pharmaceuticals, Inc.
1185 Avenue of the Americas, 3rd Floor
New York, NY 10036
PROXY STATEMENT FOR THE
PETROS PHARMACEUTICALS, INC.
2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 20, 2024
This Proxy Statement, along with the Notice of Annual Meeting of Stockholders, contains information about the 2024 Annual Meeting of Petros Pharmaceuticals, Inc., including any adjournments or postponements thereof. We are holding the Annual Meeting at 10 a.m. Eastern Time, on Wednesday, November 20, 2024, in virtual format at www.virtualshareholdermeeting.com/PTPI2024.
In this Proxy Statement, we refer to Petros Pharmaceuticals, Inc. as “Petros,” “the Company,” “we” and “us.”
This Proxy Statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.
On or about October 25, 2024, we began sending proxy materials to stockholders entitled to vote at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER ANNUAL MEETING
TO BE HELD ON NOVEMBER 20, 2024
This Proxy Statement, our Notice of Annual Meeting of Stockholders and our 2023 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.
Additionally, you can find a copy of our 2023 Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.petrospharma.com.
The executive offices of the Company are located at, and the mailing address of the Company is, 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036.
At the 2024 annual meeting of stockholders (the “Annual Meeting”), the Company expects the following matters to be acted upon:
1.
The election of the three directors named in the accompanying Proxy Statement to the Board of Directors of the Company to serve until the annual meeting of stockholders in 2025 or until each one’s respective successor has been duly elected and qualified;

2.
Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.
Approval, on an advisory basis, of the compensation paid to our named executive officers;

4.
Approval of an amendment to our Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share, at a ratio in the range of 1-for-2 to 1-for-25, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”);

5.
Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals; and

6.
The transaction such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

The Board unanimously recommends that you vote “FOR” items 1, 2, 3, 4 and 5.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Disclosures in this Proxy Statement may contain or incorporate by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are based upon management’s assumptions, expectations, projections, intentions and beliefs about future events. Except for historical information, the use of predictive, future-tense or forward-looking words such as “intend,” “plan,” “predict,” “may,” “will,” “project,” “target,” “strategy,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “forecast,” “should” and similar expressions, whether in the negative or affirmative, that reflect our current views with respect to future events and operational, economic and financial performance are intended to identify such forward-looking statements. Such forward-looking statements are only predictions, and actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of risks and uncertainties, including, without limitation, the Company’s ability to execute on its business strategy, including its plans to develop and commercialize its product candidates; the Company’s ability to comply with obligations as a public reporting company; the Company’s ability to maintain compliance with the listing standards of The Nasdaq Stock Market (“Nasdaq”); the ability of the Company to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002; risks resulting from the Company’s status as an emerging growth company, including that reduced disclosure requirements may make shares of our common stock, par value $0.0001 per share (the “Common Stock”), less attractive to investors; the Company’s ability to continue as a going concern; risks related to Petros’ history of incurring significant losses; risks related to the Company’s dependence on the commercialization of a single product, Stendra®; risks related to the Company’s ability to obtain regulatory approvals for, or market acceptance of, any of its products or product candidates; and the impact of the public health emergencies, and the related responses of governments, consumers, customers, suppliers, employees and the Company, on our business, operations, employees, financial condition and results of operations. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are described in the Company’s quarterly reports on Form 10-Q, in “Risk Factor Summary” and in Part I, Item 1A., “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, and in our other reports filed with the SEC. We advise you to carefully review the reports and documents we file from time to time with the SEC, particularly our annual reports on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K. The Company cautions readers that the forward-looking statements included in, or incorporated by reference into, this Proxy Statement represent our beliefs, expectations, estimates and assumptions only as of the date hereof and are not intended to give any assurance as to future results. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement.
Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in, or incorporated by reference into, this Proxy Statement to reflect any new information or future events or circumstances or otherwise, except as required by the federal securities laws.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
The Board of Directors (the “Board”) of Petros Pharmaceuticals, Inc. is soliciting your proxy to vote at the 2024 annual meeting of stockholders to be held on Wednesday, November 20, 2024 at 10 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/PTPI2024, and any postponement or adjournments of the meeting (the “Annual Meeting”). This proxy statement (this “Proxy Statement”) along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.
Who Can Vote?
Only stockholders who owned shares of our Common Stock or shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), as of the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 10,008,822 shares of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting and 1,038.44 shares of Series A Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting, and, pursuant to the terms of the Series A Preferred Stock as set forth in the certificate of designations for the Series A Preferred Stock, the holders of the Series A Preferred Stock are entitled to an aggregate of 461,528 votes on the proposals described in this Proxy Statement.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Common Stock that you own entitles you to one vote. Pursuant to the terms of the Series A Preferred Stock as set forth in the certificate of designations for the Series A Preferred Stock, as amended (and subject to certain beneficial ownership limitations as set forth therein), the holders of Series A Preferred Stock are entitled to 461,533 votes on the proposals described in this Proxy Statement. There is no cumulative voting.
What is the Purpose of the Annual Meeting?
At the Annual Meeting, stockholders will consider and vote upon the following matters:
Proposal 1:
To elect the three directors named in this Proxy Statement to the Board to serve until the annual meeting of stockholders in 2025 or until each one’s respective successor has been duly elected and qualified;

Proposal 2:
To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

Proposal 3:
To approve, on an advisory basis, the compensation paid to our named executive officers;

Proposal 4:
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-25, with such ratio to be determined by the Board in its discretion and included in a public announcement;

Proposal 5:
To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

To consider and act upon any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
How Do I Vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for, against or abstain with respect to Proposals 1-5. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Pacific Stock Transfer Co., or you have stock certificates registered in your name, you may vote:
•
By Internet.   If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on November 19, 2024.

•
By mail.   You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•
Virtually at the meeting.   You will also be able to vote your shares electronically by participating in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name” (held in the name of a bank, broker, nominee or other holder of record), you will receive instructions from the holder of record. You must follow the instructions provided to you by the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to virtually vote your shares at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card in order to vote.
How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:
•
“FOR” the election of each nominee for director;

•
“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;

•
“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers;

•
“FOR” the Reverse Stock Split Proposal; and

•
“FOR” the Adjournment Proposal.

What Happens if Additional Matters are Presented at the Annual Meeting?
If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with their best judgment. At the time this Proxy Statement was first made available, we knew of no matters to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?
You may change or revoke your proxy at any time before polls close at the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•
if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy;

•
by notifying the Company in writing via email to Mitch Arnold at marnold@petrospharma.com before the Annual Meeting that you have revoked your proxy no later than 5:00 p.m. Eastern Time on November 17, 2024 or

•
by attending the virtual Annual Meeting and voting electronically. Attending the virtual Annual Meeting will not in and of itself revoke a previously submitted proxy.

Your most current vote, whether by Internet, proxy card or at the Annual Meeting is the one that will be counted.
What if I Receive More Than One Proxy Card?
You may receive more than one Proxy Statement and proxy card or voting instruction card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares on the Reverse Stock Split Proposal (Proposal 4), on the ratification of the appointment of our independent registered public accounting firm (Proposal 2) and on the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the proposals presented at the Annual Meeting (Proposal 5), without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors (Proposal 1) or on the proposal relating to executive compensation (Proposal 3). Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposals 1 or 3, no votes will be cast on these proposals on your behalf. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors or on the proposal relating to executive compensation.
What Constitutes a Quorum for the Annual Meeting?
The presence, by virtual attendance or by proxy, of the holders of one-third in number of the total outstanding stock issued and entitled to vote at the Annual Meeting, is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

What Vote is Required to Approve Each Proposal and How are Votes Counted?
Assuming the presence of a quorum:
Proposal 1: Elect Directors	Directors are elected by a majority of the votes cast with respect to that director by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. “ABSTAIN” votes and broker non-votes will have no effect on the results for the election of directors.
Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to ratify the appointment of our independent registered public accounting firm. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the ratification of the independent registered public accounting firm. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our Audit Committee of our Board will reconsider its appointment.

Proposal 3: Approve, on an Advisory Basis, the Compensation Paid to Our Named Executive Officers	The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to approve, on an advisory basis, the compensation paid to our named executive officers. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the advisory vote, and broker non-votes will have no effect on the results for the advisory vote.
Proposal 4: The Reverse Stock Split Proposal	The affirmative vote of the holders of majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have no effect on the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Reverse Stock Split Proposal unless you instruct them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker nonvotes will have no effect on the results for the Reverse Stock Split Proposal.
Proposal 5: The Adjournment Proposal	The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to approve the Adjournment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Adjournment Proposal.

Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results for the Adjournment Proposal.
Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.
Who Counts the Votes?
All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting, and we will publish the voting results in a Current Report on Form 8-K (the “Form 8-K”), which we expect to file with the SEC within four business days of the Annual Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.
Do I Have Dissenters’ (Appraisal) Rights?
Appraisal rights are not available to our stockholders with respect to any of the proposals described above to be brought before the Annual Meeting.
What Are the Costs of Soliciting these Proxies?
Our Board is asking for your proxy and we will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
When will the next stockholder advisory vote on executive compensation occur?
At our 2021 annual meeting of stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two, or three years. “One Year” was the frequency that received the highest number of votes. In light of such outcome, we hold an advisory vote on executive compensation every year (including this year, with the last vote having occurred in 2023). The next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2025.
The next time we will submit to stockholders an advisory vote on the frequency of the advisory vote on executive compensation will be at the annual meeting of our stockholders in 2027.
Attending the Annual Meeting
The Annual Meeting will be held at 10 a.m. Eastern Time on Wednesday, November 20, 2024, virtually at www.virtualshareholdermeeting.com/PTPI2024. To be admitted to the Annual Meeting, you must enter the control number on your proxy card. You also may vote online by following the instructions provided on the meeting website during the Annual Meeting.

The meeting webcast is expected to begin promptly at 10 a.m. Eastern Time on November 20, 2024. Online access will begin at 9:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time. If you require technical support, please visit www.virtualshareholdermeeting.com/PTPI2024 and click on the “Support” link to view answers to commonly asked technical questions. A phone number for technical support will be available on the day of the meeting and will be posted on the “Support” page.
Householding of Annual Disclosure Documents
Pursuant to SEC rules, either us or your bank, broker or other nominee will send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker or other nominee believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The SEC rules apply to our Annual Reports on Form 10-K, proxy statements and information statements. Once you receive notice from your bank, broker or other nominee or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:
1.
If your shares of the Company are registered in your own name, please contact our transfer agent, Pacific Stock Transfer Co., and inform them of your request by calling them at +1 (800) 785 7782 or writing them at 6725 Via Austi Parkway, Suite 300, Las Vegas, Nevada 89119.

2.
If a bank, broker or other nominee holds your shares of the Company, please contact the bank, broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided on your proxy card.
Who Can Help Answer My Questions?
The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Fady Boctor, at (215) 370-6927. You will also be able to submit questions during the Annual Meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our voting securities as of the Record Date, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise noted, the address for each person named in the table is c/o Petros Pharmaceuticals, Inc., 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Class(2)	Number of Shares of Series A Preferred Stock Beneficially Owned(1)	Percentage of Class(2)	Total Voting Power
5% Stockholders
Juggernaut Capital Partners III GP, Ltd.(3)	789,969	7.72%	—	—	5.45%
Alto Opportunity Master Fund, SPC-Segregated Master Portfolio B(4)	478,631	4.56%	76.92	7.41%	*
Iroquois Capital Management L.L.C.(5)	524,900	4.99%	269.23	25.93%	1.28%
Intracoastal Capital LLC(6)	525,039	4.99%	269.23	25.93%	1.26%
Five Narrow Lane LP(7)	487,964	4.99%	115.38	11.11%	*
3i, LP(8)	487,964	4.99%	107.69	10.37%	*
Named Executive Officers and Directors
John Shulman(3)	789,969	7.72%	—	—	5.45%
Gregory Bradley(9)	92,315	*	—	—	*
Bruce T. Bernstein(10)	92,347	*	—	—	*
Joshua N. Silverman(11)	95,238	*	—	—	*
Wayne R. Walker(12)	92,315	*	—	—	*
Fady Boctor(13)	125,745	1.24%	—	—	*
Mitchell Arnold(14)	25,117	*	—	—	*
All directors and executive officers as a group (7 persons)	1,313,046	12.25%	—	*	5.79%

*
represents ownership of less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares set forth in the above table.

(2)
A total of 10,008,822 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of the Record Date and 1,038.44 shares of Series A Preferred Stock are outstanding as of the Record Date, which such outstanding Series A Preferred Stock as of the Record Date are entitled to an aggregate of approximately 461,528 votes.

(3)
Based solely on the Schedule 13D/A filed jointly with the SEC on February 28, 2022, by JCP III SM AIV, L.P. (“JCP III AIV”), METP Holdings, LLC (“METP”), Juggernaut Partners III GP, L.P. (“JCP III GP”), Juggernaut Partners III GP, Ltd. (“JCP III GP Ltd”), and John Shulman. The shares of Common Stock are directly held by JCP III AIV and METP. The shares of Common Stock directly held by JCP III AIV and METP are also indirectly beneficially owned by: JCP III GP, the sole general partner of JCP III

AIV and METP; JCP III GP Ltd, the sole general partner of JCP III GP; and John Shulman, the sole director of JCP III GP Ltd (JCP III GP, JCP III GP Ltd and Mr. Shulman, together the “Indirect JCP Reporting Persons”). Mr. Shulman is also a former Director of Petros. The address of each of the parties herein is 5301 Wisconsin Avenue NW, Suite 570, Washington, DC 20015. Each of the Indirect JCP Reporting Persons disclaims beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the Common Stock held directly by JCP III AIV in which the Indirect Reporting Persons have no pecuniary interest.
Amount consists of (1) 568,990 shares of Common Stock held by JCP III AIV, (2) 1,365 shares of Common Stock held by METP, (3) 214,614 shares of Common Stock underlying warrants held by JCP III AIV that were exercisable as of the Record Date or will be exercisable within 60 days thereafter, and (4) 5,000 shares underlying stock options held by Mr. Shulman that were vested as of the Record Date or will vest within 60 days thereafter. Mr. Shulman resigned from his role as director of the Company, effective as of October 1, 2024, and his beneficial ownership information is based on information available to the Company as of that date.

(4)
Based on certain information made available to the Company and on the Schedule 13G filed jointly with the SEC on February 14, 2024, by Ayrton Capital LLC (“Ayrton”), Alto Opportunity Master Fund, SPC — Segregated Master Portfolio B (“Alto”) and Waqas Khatri. Represents (i) 444,444 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (subject to a 9.99% beneficial ownership blocker), and (ii) 76.92 shares of Series A Preferred Stock, convertible into up to approximately 34,187 shares of Common Stock within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker).

Ayrton, the investment manager to Alto, has discretionary authority to vote and dispose of the shares held by Alto and may be deemed to be the beneficial owner of these shares. Waqas Khatri, in his capacity as Managing Member of Ayrton, may also be deemed to have investment discretion and voting power over the shares held by Alto. Alto and Mr. Khatri each disclaim any beneficial ownership of these shares. The address of Ayrton Capital LLC is 55 Post Rd West, 2nd Floor, Westport, CT 06880.

(5)
Based on a Schedule 13G/A jointly filed on February 23, 2022, by Richard Abbe (“Mr. Abbe”), Kimberly Page (“Ms. Page”) and Iroquois Capital Management L.L.C. and on certain information made available to the Company. The securities reported herein are directly held by Iroquois Capital Investment Group LLC (“ICIG”) and Iroquois Master Fund, Ltd (“IMF”). Represents (i) 14,701 shares of Common Stock, (ii) 1,684,952 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (subject to a 4.99% beneficial ownership blocker), and (iii) 269.23 shares of Series A Preferred Stock, convertible into up to approximately 119,658 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

Iroquois Capital Management L.L.C. (“ICM”) is the investment manager of IMF. ICM has voting control and investment discretion over securities held by IMF. As Managing Members of ICM, Richard Abbe and Kimberly Page make voting and investment decisions on behalf of ICM in its capacity as investment manager to IMF. As a result of the foregoing, Mr. Abbe and Mrs. Page may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of the securities held by ICM and IMF.
Mr. Abbe is the managing member of ICIG. Mr. Abbe has sole voting control and investment discretion over securities held by ICIG. As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of the securities held by ICIG.
The address for each of IMF and ICIG is 2 Overhill Road, Suite 400, Scarsdale, NY 10583.

(6)
Based on certain information made available to the Company and on the Schedule 13G/A filed jointly with the SEC on February 6, 2024, by Mitchell P. Kopin, Daniel B. Asher and Intracoastal Capital LLC (“Intracoastal”). Represents (i) 12,042 shares of Common Stock, (ii) 1,698,282 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (with certain warrants subject to a 4.99% beneficial ownership blocker), and (iii) 269.23 shares of Series A Preferred Stock, convertible into up to approximately 119,658 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

Mr. Kopin and Mr. Asher are each managers of Intracoastal and have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of

Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act of the securities reported herein that are held by Intracoastal Capital LLC. The principal business office of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483 and the principal business office of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, Illinois 60604.

(7)
Based on certain information made available to the Company. Represents (i) 666,667 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (subject to a 4.99% beneficial ownership blocker), and (ii) 115.38 shares of Series A Preferred Stock, convertible into up to approximately 51,280 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

Messrs. Arie Rabinowitz and Joe Hammer have voting and investment control over the securities held by Five Narrow Lane LP. Five Narrow Lane LP’S address is 510 Madison Avenue, Suite 1400, New York, NY 10022.

(8)
Based on certain information made available to the Company. Represents (i) 622,222 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of the Record Date or will be exercisable within 60 days thereafter (subject to a 4.99% beneficial ownership blocker), and (ii) 107.69 shares of Series A Preferred Stock, convertible into up to approximately 47,862 shares of Common Stock within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker).

The business address of 3i, LP is 2 Wooster St. Fl 2, New York, NY 10013. 3i, LP's principal business is that of a private investor. Maier Joshua Tarlow is the manager of 3i Management, LLC, the general partner of 3i, LP, and has sole voting control and investment discretion over securities beneficially owned directly by 3i, LP and indirectly by 3i Management, LLC.

(9)
Amount consists of (i) 8,315 shares of Common Stock, and (ii) 84,000 shares of Common Stock underlying vested stock options. Mr. Bradley resigned from his role as director of the Company, effective as of October 2, 2024, and his beneficial ownership information is based on information available to the Company as of that date.

(10)
Amount consists of (1) 8,347 shares of Common Stock and (2) 84,000 shares of Common Stock underlying stock options held by Mr. Bernstein that were vested as of the Record Date or will vest within 60 days thereafter.

(11)
Amount consists of (1) 11,238 shares of Common Stock and (2) 84,000 shares of Common Stock underlying stock options held by Mr. Silverman that were vested as of the Record Date or will vest within 60 days thereafter.

(12)
Amount consists of (1) 8,315 shares of Common Stock and (2) 84,000 shares of Common Stock underlying stock options held by Mr. Walker that were vested as of the Record Date or will vest within 60 days thereafter.

(13)
Amount consists of (i) 76,100 shares of Common Stock underlying stock options held by Mr. Boctor that were vested as of the Record Date or will vest within 60 days thereafter and (ii) 49,645 shares of common stock underlying certain restricted stock units that were vested as of the Record Date or will vest within 60 days thereafter.

(14)
Amount consists of (1) 117 shares of Common Stock held directly and (2) 25,000 shares of Common Stock underlying stock options held by Mr. Arnold that were vested as of the Record Date or will vest within 60 days thereafter.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our Board of Directors currently consists of three members (each, a “Director”): Joshua N. Silverman, Bruce T. Bernstein and Wayne R. Walker. Under the amended and restated by-laws of the Company (the “By-Laws”), the number of Directors is fixed from time to time by resolution of the Board or the stockholders at an annual meeting of the stockholders, and Directors serve until the next annual election and their successors are duly elected and qualified, or until their earlier resignation, removal or death.
Below is a list of the names, ages and positions of the individuals who currently serve as our Directors and are Director nominees to be elected at the Annual Meeting.
Name	Age	Position
Joshua N. Silverman	54	Chairman of the Board
Bruce T. Bernstein	60	Director
Wayne R. Walker	65	Director
Director Biographies
Information concerning our Director nominees is set forth below. The biographical description of each Director nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a Director.
Joshua N. Silverman — Mr. Silverman joined Petros as a Director and Vice Chairman of the Board in December 2020 and currently serves as the Company’s Chairman of the Board. Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman has also served as Interim Chairman, Interim Chief Executive Officer and Interim President of PharmaCyte Biotech, Inc. (Nasdaq: PMCB) since October 2022 and as a director since August 2022. Mr. Silverman was the co-founder, and a principal and managing partner of Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the president of the United States. In addition to Synaptogenix, Mr. Silverman has served as a director and acting Chief Executive Officer of AYRO, Inc. (Nasdaq: AYRO) since 2020; as Interim Chief Executive Officer, Interim President and Interim Chairman of PharmaCyte Biotech, Inc. (Nasdaq: PMCB); as director of MYMD Pharmaceuticals, Inc. (Nasdaq: MYMD) since September 2018. He previously served as a director of Marker Therapeutics, Inc. from 2016 until 2018 and Protagenic Therapeutics, Inc. from 2016 to 2022. Mr. Silverman received his B.A. from Lehigh University in 1992. Mr. Silverman’s financial, leadership, and operational expertise enable him to contribute valuable insights into strategic governance, operations and planning for the Company.
Bruce T. Bernstein — Mr. Bernstein joined Petros as a Director in 2020. Mr. Bernstein was a member of the Board of Neurotrope from 2016 to 2020 and is currently on the Board of Synaptogenix, Inc., the operating subsidiary of Neurotrope, which was spun off from Neurotrope in December 2020. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein has served as President of Rockmore Capital, LLC since 2006, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein was with Fortis Investments Inc., where he was Senior Vice President in the bank’s Global Securities Arbitrage business unit, specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States.

Prior to Fortis, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein also serves as a member of the Board of Directors of Xwell, Inc. (Formerly XpresSpa Holdings, Inc.) the leading airport spa company in the world, based in New York, and Wrap Technologies, Inc. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch). Mr. Bernstein’s banking, accounting and finance expertise enable him to contribute valuable insights into accounting and financial matters for the Company.
Wayne R. Walker — Mr. Walker joined Petros as a Director in 2020. Mr. Walker has over 35 years of experience in corporate governance, turnaround management, corporate restructuring and bankruptcy matters. In 1998, Mr. Walker founded Walker Nell Partners, Inc., an international business consulting firm, and has served as its president from its founding to the present. Before founding Walker Nell Partners, Inc., Mr. Walker worked for 15 years at the DuPont Company in Wilmington, Delaware in the Securities and Bankruptcy group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. From 2022 to present, Mr. Walker has served as a director of AMMO, Inc. (Nasdaq: POWW), a designer, producer, and marketer of ammunition products. From December 2020 to the present, Mr. Walker has served as a director of AYRO, Inc. (Nasdaq: AYRO), a designer and manufacturer of compact, sustainable electric vehicles. From 2018 to the present, Mr. Walker has served as a director of Pitcairn Company and as the Chair of its Compensation Committee. From 2013 to 2014, Mr. Walker served as chairman of the board of directors of BridgeStreet Worldwide, Inc., a global provider of extended corporate housing. From 2016 to 2018, Mr. Walker served as chairman of the board of directors of Last Call Operating Companies, an owner of various national restaurants. From 2013 to 2020, Mr. Walker served as chairman of the board of trustees of National Philanthropic Trust, a public charity. From 2018 to 2020, Mr. Walker served as Vice President of the Board of Education of the City of Philadelphia. Mr. Walker has also served on the board of directors for numerous other companies and foundations including Seaborne Airlines, Inc., Green Flash Brewery, Inc., and Eagleville Hospital and Foundation. Mr. Walker has a J.D. from Catholic University (Washington, DC) and a Bachelor of Arts from Loyola University (New Orleans). He is an attorney licensed by the State Bar of Georgia. He is a member of the State Bar Association of Georgia, American Bar Association, American Bankruptcy Institute and Turnaround Management Association. Mr. Walker was chosen as a director of the Company because of his extensive board experience.
Executive Officers
Below is a list of the names, ages, positions and a brief account of the business experience of the individuals who serve as our executive officers.
Name	Age	Position
Fady Boctor, MBA	47	President and Chief Commercial Officer
Mitchell Arnold, MBA	61	Vice President of Finance and Chief Accounting Officer
Executive Officer Biographies
The principal occupation and business experience for at least the past five years for our executive officers is as follows:
Fady Boctor, M.B.A. — Mr. Boctor has served as President and Chief Commercial Officer of Petros since 2020. Mr. Boctor has over 20 years of experience in the pharmaceutical industry, across a wide array of functions including brand and portfolio marketing, sales channel optimization, product portfolio strategy development and new product launches. Mr. Boctor has driven significant revenue growth for mainstream men’s health product lines, rare/orphan disease therapeutics, and substance abuse rescue modalities. Mr. Boctor previously served as Vice President of Marketing at Metuchen Pharmaceuticals, a position he held since March 2019. From May 2017 to March 2019, Mr. Boctor served as Director of Marketing for Adapt Pharma, Inc. Prior to joining Adapt Pharma, Inc., Mr. Boctor held various roles at Endo International plc from Mar 2010 to May 2017, most recently holding the position of Senior Brand/Marketing Manager. Mr. Boctor holds a B.A. in International Relations from Hamline University, a Masters in Diplomacy from Norwich University and an M.B.A. from the University of Manchester Business School.

Mitchell Arnold, M.B.A. — Mr. Arnold has served as the Vice President of Finance and Chief Accounting Officer of Petros since 2021. Mr. Arnold has served as Vice President of Finance of the Company since 2019. Mr. Arnold brings to the Company over 30 years of experience in organizational leadership in finance and accounting roles at both public and private companies, where he was successful in improving financial performance, cash flows, accounting processes, SOX compliance and ERP systems. Prior to joining the Company, from 2011 to 2018, Mr. Arnold served as Vice President of Financial Accounting at Akrimax Pharmaceuticals, LLC where he provided strategic guidance of accounting and finance, treasury management, risk management and insurance, information technology and facilities management. Mr. Arnold holds a Master of Business Administration degree in Finance from Temple University and a Bachelor of Science degree in Accounting from Pennsylvania State University.
There is no arrangement or understanding between any of the directors or officers identified above and any other person pursuant to which he was selected as a director or officer. None of the directors or officers identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in Certain Relationships and Related Person Transactions below.
Involvement in Certain Legal Proceedings
None of our directors or executive officers has been involved in any of the following events during the past ten years:
•
any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•
any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

•
being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.
Board Diversity
We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.
The following Board Diversity Matrix presents certain diversity statistics, as voluntarily self-identified by our directors, in accordance with Nasdaq Listing Rule 5606.

Board Diversity Matrix for Petros Pharmaceuticals, Inc.
	As of 10/14/2024				As of 11/02/2023
Total Number of Directors	3				5
Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender	Female	Male	Non- Binary	Did Not Disclose Gender

Directors		3				5
Part II: Demographic Background
African American or Black		1				1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		2				4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Director Independence
Our Board has reviewed the materiality of any relationship that each of our Directors and Director nominees has with Petros, either directly or indirectly. Based upon this review, our Board has determined that the following Directors and Director nominees are “independent directors” as defined by The Nasdaq Stock Market (“Nasdaq”):
Joshua N. Silverman
Bruce T. Bernstein
Wayne R. Walker
Board Committees and Meetings
During the fiscal year ended December 31, 2023, the Board held seven meetings. Each director attended at least 75% of all Board and applicable committee meetings in fiscal year 2023. The Board has adopted a policy under which each member of the Board is encouraged to attend each annual meeting of our stockholders, and all of our directors attended our last annual meeting of stockholders in December 2023.
Our Board has established three standing committees of the Board, each of which is composed solely of independent directors:
•
The Audit Committee consists of Mr. Bernstein, as Chairman, Mr. Silverman and Mr. Walker.

•
The Compensation Committee consists of Mr. Silverman, as Chairman, Mr. Bernstein and Mr. Walker.

•
The Nominating and Corporate Governance Committee consists of Mr. Walker, as Chairman, Mr. Bernstein and Mr. Silverman.

Each of the committees has a written charter adopted by the Board; a current copy of each such charter is available in the “Investor Relations” section on our website at http://www.petrospharma.com/investors.
Audit Committee
Our Audit Committee provides oversight of our accounting and financial reporting process, the audit of our financial statements and our internal control function. Among other matters, the Audit Committee is responsible for the following:

•
appointment, compensation, retention and oversight the independent auditor’s services to the Company;

•
reviewing the scope of the annual audit and non-audit services of the independent auditor;

•
reviewing and discussing with management and the independent auditor the results of the annual audit and the review of our quarterly financial statements, including the disclosures in our annual and quarterly reports filed with the SEC;

•
evaluating the independence of the independent auditors;

•
evaluating and discussing with management the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures;

•
reviewing our risk assessment and risk management processes; and

•
establishing and overseeing procedures for receiving, retaining and the treatment of complaints received by us regarding accounting, internal accounting controls or audit matters.

The Audit Committee held five meetings in 2023. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Bernstein is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication under the applicable rules and regulations of Nasdaq. All of the members of our Audit Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
Compensation Committee
The Compensation Committee, among other things, (i) oversees the Company’s compensation plans and practices with respect to the Company’s executive officers and directors, (ii) evaluates the performance of the executive officers of the Company, and (iii) reviews the Company’s stock and incentive compensation plans and recommends changes in such plans to the Board as needed.
The Compensation Committee held four meetings in 2023. The Board has determined that each member of the Compensation Committee is an independent director in accordance with the rules of The Nasdaq Stock Market and applicable federal securities laws and regulations.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee assists the Board in, among other things; (i) identifying individuals qualified to become members of the Board with the goal of ensuring that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds; (ii) annually reviewing the Board’s committee structure; (iii) recommending that the Board select director nominees for election to the Board at the next annual meeting of stockholders or to fill any vacancy that occurs on the Board or any Board Committee; (iv) reviewing management development and succession plans for the executive officers and their direct reports; (v) overseeing the annual self-evaluations of the Board; (vi) developing and maintaining the Company’s corporate governance policies and practices, including identifying best practices; and (vii) reviewing and reassessing the Nominating and Corporate Governance Committee charter.
The Nominating and Corporate Governance Committee held one meeting in 2023. The Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with the rules of The Nasdaq Stock Market and applicable federal securities laws and regulations.
Nomination and Election of Directors
The Nominating and Corporate Governance Committee identifies and recommends to the Board the requisite skills and characteristics of individuals qualified to serve as members of the Board and recommends to the Board the director nominees for each annual meeting of stockholders. Both the Nominating and Corporate Governance Committee and the Board seek the talents and backgrounds that would be most helpful to Petros in selecting director nominees. The Board believes diversity of background provides for a variety of points of view, improves the quality of dialogue, and contributes to a more effective decision-making process. The Board also monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
The Nominating and Corporate Governance Committee has adopted a formal policy regarding stockholder recommendations of director nominees, available in the “Investor Relations” section on our website at http://www.petrospharma.com/investors. The Nominating and Corporate Governance Committee considers any timely submitted and qualified director candidates recommended by any security holder entitled to vote in an election of Directors. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee must do so by delivering a written recommendation to the Nominating and Corporation Governance Committee c/o Petros Pharmaceuticals, Inc., 1185 Avenue of the Americas, Third Floor, New York, New York 10036. The submission must set forth: (1) the name and address of the stockholder on whose behalf the submission is made; (2) the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the submission; (3) the name and address of the proposed candidate; and (4) the resume of the proposed candidate. The Nominating and Corporate Governance Committee evaluates all potential director nominees using the same criteria, regardless of the source of the nominee. Consistent with our core values and beliefs, our Board appreciates the value of diversity in all aspects of the Company, including at the Board level.
Pursuant to our By-Laws, nominations of persons for election to the Board at an annual meeting or at any special meeting of stockholders for the purpose of electing directors may be made by or at the direction of the by or at the direction of the Board (or any duly authorized committee thereof) or the Chairman of by the Board, or by any stockholder of record entitled to vote for the election of directors at the meeting who complies with the following notice procedures. Such nominations, other than those made by, or at the direction of, or under the authority of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company by a stockholder of record at such time. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than 90 nor more than 120 days prior to the one-year anniversary of the date of the annual meeting of the previous year; provided, however, that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders for the purpose of electing directors, not less than ninety (90) nor more than one hundred twenty (120) days prior to such special meeting, provided, however, that in the event that the special meeting is called for on a date that is less than ninety (90) days prior to the special meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which the first public announcement of the date of the special meeting was made or the notice of the special meeting was mailed, whichever first occurs. Such stockholder’s notice to the Secretary must set forth as to each stockholder providing the notice of the nomination proposed to be made at the meeting, beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and any affiliate or associate of such stockholder or beneficial owner, (i) the name, age, nationality, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company, if any, which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law. The chair of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and the defective nomination will be disregarded.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, officers and directors (including our principal executive officer and principal financial officer and principal accounting officer). Our Code of Ethics is available to security holders in the “Investor Relations” section on our website, http://www.petrospharma.com/investors.
Communications with Directors
The Company has a process for stockholders who wish to communicate with the Board, including any Board committee, individual director or the Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to the Company’s President and Chief Commercial Officer, Fady Boctor, at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036. In general, any stockholder communication delivered to our President and Chief Commercial Officer for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our President and Chief Commercial Officer reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
Family Relationships
There are no family relationships among our directors or executive officers.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended December 31, 2023 and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company’s Common Stock complied with all Section 16(a) filing requirements during such fiscal year with the following exceptions: each of Mr. Bernstein, Mr. Bradley, Mr. Silverman and Mr. Walker, filed a Form 4 late on January 25, 2024, disclosing each such person’s acquisition of restricted stock units on January 20, 2023.
Board Leadership Structure and Role in Risk Oversight
The Board is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.
The leadership structure of the Board currently consists of a Chairman of the Board who oversees the Board meetings and a Vice-Chairman of the Board. The Company currently has two different people holding the roles of Chairman of the Board and President (principal executive officer) in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face and increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.
Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues.
In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its oversight of the quality and integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements relating to the Company’s financial statements and related disclosures. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to difference areas of our business risks and our risk mitigation practices.
Anti-Hedging and Anti-Pledging Policies
Under our Insider Trading Policy, our employees, including our executive officers and Board members, are prohibited from hedging the risk associated with ownership of shares of our Common Stock and other securities, as well as from pledging any of our securities as collateral for a loan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Transactions with Related Persons
SEC rules require us to disclose any transaction since January 1, 2022, or currently proposed transaction in which we are a party and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.
Relationship with Juggernaut Partners III GP, L.P.
JCP III SM AIV, L.P. (“JCP III AIV”) and METP Holdings, LLC (“METP”) beneficially owns 7.91% of the issued and outstanding shares of Common Stock of the Company, collectively as of the Record Date. Juggernaut Partners III GP, L.P. (“JCP III GP”) is the sole general partner of JCP III AIV, METP and Juggernaut Capital Partners III, L.P. Juggernaut Partners III GP, Ltd. (“JCP III GP Ltd”) is the sole general partner of JCP III GP. John D. Shulman is the sole director of JCP III GP Ltd. Mr. Shulman is also a former Director of Petros.
Management Services
On November 28, 2023, the Board approved a payment to JCP III AIV of $125,000 in recognition of various management and advisory services previously provided to the Company by JCP III AIV.
July 2023 Private Placement
On July 13, 2023, we entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) with certain accredited investors, pursuant to which we agreed to sell in a private placement (i) an aggregate of 15,000 shares of our newly-designated Series A Preferred Stock, with a par value of $0.0001 per share and a stated value of $1,000 per share, convertible into shares of Common Stock at an initial conversion price of $2.25 per share (subject to adjustment) (the “Series A Preferred Shares”), and (ii) warrants (“July Warrants”) to acquire up to an aggregate of 6,666,668 shares of Common Stock at an initial exercise price of $2.25 per share (with the exercise price and the number of shares of Common Stock issuable both subject to adjustment) (collectively, the “July 2023 Private Placement”). In connection with the July 2023 Private Placement, we issued 1,000 Series A Preferred Shares and warrants to purchase up to 444,444 shares of Common Stock to Alto Opportunity Master Fund, SPC-Segregated Master Portfolio B, which beneficially owns more than 5% of our voting securities, for aggregate gross proceeds of $1 million. The Series A Preferred Shares and the July Warrants were issued in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
The Board is responsible for evaluating and approving the compensation of executive officers. The major elements of Petros’ compensation program include:
•
base salary;

•
cash bonus incentive opportunities tied to Petros’ performance and certain employment agreements;

•
retirement benefits through a qualified defined contribution scheme (such as a 401(k) plan in the United States); and

•
other benefit programs generally available to all U.S. and non-U.S. employees that are customary and appropriate for the country in which the employee is operating.

Petros’ compensation objectives:
	Description	Performance/ Job Considerations	Primary Objectives
Base Salary	Fixed cash amount.	Increases based upon individual performance against goals, objectives and job criteria such as executive qualifications, responsibilities, role criticality, potential and market value.	Recruit qualified executives or personnel. Retention of personnel.
Cash Incentive Opportunity	Short-term incentive, annual bonus opportunities.	Amount of actual payment based on achievement of corporate financial goals, key strategic and operating objectives.	Promote achievement of short-term financial goals and strategic and operating objectives.
Retirement and Welfare Benefits	401(k) plan, health and insurance benefits.	None, benefits offered to broad workforce.	Recruit qualified employees.
Petros provides base salary based on the executive officers’ individual responsibilities and performance. Petros offers bonus opportunities to certain executive officers and employees based primarily on company performance. See “Employment Agreements” below. Petros’ compensation decisions and salary adjustments are generally evaluated on a calendar year basis.
On November 28, 2023, we adopted a Compensation Recovery Policy, which provides for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers.
The Compensation Committee of the Board (the “Compensation Committee”) is responsible for determining executive compensation.
Summary Compensation Table
The following table shows compensation awarded to, paid to or earned by, (1) Petros’ principal executive officer, (2) Petros’ most highly compensated executive officer other than the principal executive officer and (3) up to two individuals who would have qualified as one of Petros’ two most highly compensated executive officers other than the principal executive officer but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year; during the fiscal years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Fady Boctor	2023	350,000	280,000	70,000	123,125	—	51,971	875,096
President and Chief Commercial Officer	2022	350,000	280,000	—	—	—	52,209	682,209
Mitchell Arnold	2023	288,750	115,500	—	22,578	—	61,425	488,253
Vice President of Finance and Chief Accounting Officer	2022	288,750	60,000	—	—	—	58,264	407,014

(1)
Mr. Boctor received a stock award with the number of shares of Common Stock equal to an aggregate value of $70,000 as of December 21, 2023.

(2)
For awards of stock options, the aggregate grant date fair value is computed based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date.

(3)
Amounts in this column reflect 401(k) contributions and insurance premiums (life, long term disability, short term disability, health, dental, and vision). For 2023, this represents: for Mr. Boctor, $6,584 for contributions under the Company’s 401(k) plan and $45,387 of insurance premiums; and for Mr. Arnold, $9,900 for contributions under the Company’s 401(k) plan and $51,525 of insurance premiums. For 2022, this represents: for Mr. Boctor, $11,911 for contributions under the Company’s 401(k) plan and $40,298 of insurance premiums and for Mr. Arnold, $10,135 for contributions under the Company’s 401(k) plan and $48,129 of insurance premiums.

Employment Agreements
Fady Boctor
On January 24, 2019, the Company provided an offer letter to Mr. Boctor. The offer letter provided for Mr. Boctor’s at-will employment and set forth his initial base salary as $250,000 per annum ($208,333 was paid pro-rata based on his start date of March 1, 2019), a signing bonus of $50,000, eligibility for an annual bonus with a target of 36% of his base salary and additional incentive bonuses, and eligibility to participate in the Company’s benefit plans generally. Mr. Boctor is subject to the Company’s standard confidentiality, non-competition and invention assignment agreement.
On December 11, 2020, and in connection with the commencement of Mr. Fady Boctor’s employment as the President and Chief Commercial Officer of Petros, the Company and Mr. Boctor entered into a Bonus Agreement (the “Bonus Agreement”), pursuant to which Petros agreed to award Mr. Boctor a bonus in the amount of $125,000 payable on December 15, 2020. The Bonus Agreement provides that in the event that Mr. Boctor was not employed by Petros on June 11, 2022, he would have been obligated to repay such amount to Petros, unless his employment was terminated by Petros without “Cause” or by Mr. Boctor for “Good Reason” as such terms are defined in the Bonus Agreement.
Effective as of February 19, 2021, the Company entered into an employment offer letter (the “Employment Offer Letter”) with Mr. Boctor, pursuant to which, Mr. Boctor will serve in an “at-will” capacity, at an initial base salary of $350,000 per annum. Mr. Boctor received a signing bonus in the amount of $250,000 (the “Signing Bonus”), payable in two equal installments of $125,000 each, the first of which was paid to Mr. Boctor in December 2020, and the second of which was paid to Mr. Boctor on May 15, 2021, provided that Mr. Boctor remained employed with the Company on such date. The Employment Offer Letter provided that in the event that Mr. Boctor did not remain employed by Petros on May 1, 2022, he would have been obligated to repay to Petros the Signing Bonus, unless his employment was terminated by Petros without “Cause” or by Mr. Boctor for “Good Reason” as such terms are defined in the Employment Offer Letter. Additionally, commencing in calendar year 2021, Mr. Boctor is eligible to earn an annual cash bonus (the “Annual Bonus”) in respect of each calendar year that ends during the term of his employment, to be earned based on the achievement of performance objectives determined in the discretion of the Compensation Committee. Each Annual Bonus is targeted at 100% of Mr. Boctor’s then-base salary. Mr. Boctor is entitled to participate in all employee benefit plans, policies, programs or privileges made available to similarly situated employees of Petros. The Employment Offer Letter contains customary restrictive covenants and confidentiality obligations and provides that Mr. Boctor will be subject to non-competition and non-solicitation covenants during the term of his employment with Petros and for a period of one-year following Mr. Boctor’s separation from the Company under any circumstances.
In consideration of entering into the Employment Offer Letter, Mr. Boctor was granted an option to purchase up to 21,566 shares of the Company’s Common Stock at an exercise price of $37.40 per share (the “Options”). The Options vested 50% as of February 19, 2021, the date of grant, and the remainder vested in equal installments on the first and second anniversary thereof.
On December 21, 2023, we approved a one-time grant under our Amended and Restated 2020 Omnibus Incentive Compensation Plan (the “Plan”) to Mr. Boctor of: (i) 49,645 shares of our Common Stock; and (ii) options to purchase up to 109,066 shares of our Common Stock, with an exercise price of $1.41 per share. On the date of grant, 50% of the options vested, and the remaining options will vest upon the achievement of certain strategic goals during 2023 and 2024, provided that Mr. Boctor remains employed on the applicable vesting date.
On October 16, 2024, the Company entered into an amendment to the Employment Offer Letter (the “Offer Letter Amendment”), which, among other things, (i) allows Mr. Boctor to engage in other consulting or employment activities for direct or indirect remuneration, so long as such engagement or service does not create a conflict of interest with, or interfere with the performance of, his duties under the Employment Offer Letter or conflict with any covenants with the Company; (ii) amends the term of the Employment Offer Letter, which shall terminate on December 31, 2024; and (iii) adjusts Boctor’s base salary from an annual rate of $350,000 to an annual rate of $280,000, effective as of October 16, 2024.
Outstanding Equity Awards at 2023 Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2023.
	Option awards
Name	Vesting Commencement date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date
Fady Boctor	2/19/2021	21,567	—	$37.40	2/19/2031
	12/21/2023	54,533	54,533	$1.41	12/21/2033
Mitchell Arnold	5/11/2021	5,000	—	$32.10	5/11/2031
	12/21/2023	20,000	—	$1.41	12/21/2033
Accounting and Tax Considerations
Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that a public company may deduct as a business expense in any year with respect to such company’s chief executive officer, certain other named executive officers, and all “covered employees” as defined by Section 162(m).
The Company’s Compensation Committee intends to maximize deductibility of compensation under Section 162(m) to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Company’s compensation committee reserves the right to award compensation which it deems to be in the Company’s best interest and in the best interest of its stockholders, but which may not be fully tax deductible under Code Section 162(m).
Employment Benefits Plans
Petros 401(k) Plan
Petros has a defined contribution retirement plan in which all employees are eligible to participate. This plan is intended to qualify under Section 401(k) of the Code so that contributions by employees and by Petros to the plan and income earned on plan contributions are not taxable to employees until withdrawn or distributed from the plan, and so that contributions, including employee salary deferral contributions, will be deductible by Petros when made. Petros currently provides contributions under this plan of up to six percent (6%) of an employee’s compensation, subject to statutory limits.
Participants may elect a salary deferral up to the statutorily prescribed annual limit for tax-deferred contributions and Petros may make contributions up to six percent (6%) of the participant’s compensation, subject to certain statutory limits.
Petros also contributes to medical, disability and other standard insurance plans for its employees.
Director Compensation Program
The following table presents the total compensation for each person who served as a member of our Board during the fiscal year ended December 31, 2023. Other than set forth in the table and described more below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in 2023.
Director Compensation Program
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John D. Shulman(2)	—	—	—	—	—	—	—
Joshua N. Silverman	233,333	—	75,965	—	—	—	309,298
Bruce T. Bernstein	72,000	—	75,965	—	—	—	147,965
Gregory Bradley(3)	72,000	—	75,965	—	—	—	147,965
Wayne R. Walker	72,000	—	75,965	—	—	—	147,965

(1)
Based upon the number of options issued times Black-Scholes value.

(2)
As of December 31, 2023, Mr. Shulman had outstanding options representing the right to purchase 5,000 shares of the company’s Common Stock. Mr. Shulman resigned from his role as director of the Company, effective as of October 1, 2024.

(3)
Mr. Bradley resigned from his role as director of the Company, effective as of October 2, 2024.

For each fiscal year, each non-employee director, other than the Chairman and Vice Chairman, will receive an annual cash retainer in the amount of $60,000, and the Vice Chairman will receive an annual cash retainer in the amount of $200,000 per year.
On April 10, 2023, the Company granted to each non-employee director options to purchase up to 39,000 shares of Common Stock with an exercise price of $0.99 per share. These options have an expiration date of April 10, 2033, and will vest on April 10, 2024, provided that the holder has continued to provide services to the Company through the vesting date.
On December 21, 2023, the Company granted to each non-employee director options to purchase up to 40,000 shares of Common Stock with an exercise price of $1.41 per share. These options have an expiration date of December 21, 2033, and will vest on April 10, 2024, provided that the holder has continued to provide services to the Company through the vesting date.
In the event of a Change in Control (as defined in the Amended and Restated Petros Pharmaceuticals, Inc. 2020 Omnibus Incentive Compensation Plan (as amended, the “2020 Plan”)), shares of Common Stock of the Company underlying each of the restricted stock units granted to any non-employee director and the Initial Grant, along with any other stock options or equity-based awards held by any non-employee director, either (i) shall be assumed by, or replaced with grants of comparable awards of, the surviving entity or (ii) will vest and become exercisable, as applicable, immediately prior to such Change in Control, unless otherwise provided in the applicable award agreement.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee consists of Mr. Silverman, as Chairman, Mr. Bernstein and Mr. Walker. No member of the Compensation Committee has been an officer or employee of the Company. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The Board has nominated Joshua N. Silverman, Bruce T. Bernstein and Wayne R. Walker for election at the Annual Meeting. If they are elected, they will serve on our Board until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.
Unless you specify that your shares should be voted against or abstain with respect to a Director nominee, the shares represented by the enclosed proxy will be voted “FOR” the election of each Director nominee. In the event that any Director nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that Director nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a Director.
Required Vote
Directors are elected by a majority of the votes cast with respect to that director by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. “ABSTAIN” votes and broker non-votes will have no effect on the results for the election of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.
According to the Company’s By-Laws, if a Director nominee who is currently serving as a director does not receive the required majority, the director shall promptly tender his or her resignation to the Board. Within ninety (90) days after the date of the certification of the election results, the Nominating and Corporate Governance Committee or other committee designated by the Board will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account such committee’s recommendation. The director who tenders his or her resignation will not participate in the recommendation of the committee or the decision of the Board with respect to his or her resignation. If the Board does not accept the incumbent director’s resignation, it will publicly disclose its decision regarding the tendered resignation and the rationale behind the decision. If the Board does accept the director’s resignation, or if a Director nominee who is not currently serving as a director is not elected, then the Board may fill the resulting vacancy or decrease the size of the Board, in either case according to the provisions of company’s By-Laws.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JOSHUA N. SILVERMAN, BRUCE T. BERNSTEIN AND WAYNE R. WALKER, AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:
The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.petrospharma.com. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2023, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Marcum LLP, our independent registered public accounting firm;

•
Discussed with Marcum LLP the matters required to be discussed in accordance with applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding Marcum LLP’s communication with the Audit Committee concerning independence, and has discussed their independence with Marcum LLP; and

•
Received written disclosures and the letter from Marcum LLP regarding its independence as required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Marcum LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.
Members of the Petros Pharmaceuticals, Inc. Audit Committee
Bruce T. Bernstein (Chairman)
Joshua N. Silverman
Wayne R. Walker

PROPOSAL NO. 2 — INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Marcum LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024. The Board proposes that the stockholders ratify, in a non-binding vote, this appointment. Marcum LLP audited our financial statements for the fiscal year ended December 31, 2023. We do not expect that representatives of Marcum LLP will be present at the Annual Meeting.
In deciding to appoint Marcum LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Marcum LLP and concluded that Marcum LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.
Audit Fees and Services
On January 8, 2024, the Audit Committee dismissed EisnerAmper, LLP (Auditor ID #274) (“EA”) as the Company’s independent registered public accounting firm. The Audit Committee, effective as of January 8, 2024, appointed Marcum LLP (Auditor ID #688) (“Marcum”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2023.
The Company engaged EA as its independent auditors from December 2, 2020, to January 8, 2024. The Company engaged Marcum from January 8, 2024, to present. The following table presents fees for professional audit services rendered by EA for the review of (1) the Company’s quarterly interim financial statements for the periods ended March 31, 2022, June 30, 2022, and September 30, 2022 and financial statement for the year ended December 31, 2022, and (2) the Company’s quarterly interim financial statements for the periods ended March 31, 2023, June 30, 2023, and September 30, 2023, and consent-related fees, as well as fees for professional services rendered by Marcum for the audit of the Company’s financial statement for the year ended December 31, 2023. Fees for year ended December 31, 2023, consisted of payments to EA and Marcum of $268,275 and $250,000, respectively.
	2023	2022
Audit fees:(1)	$497,800	$267,750
Audit related fees:(2)	—	—
Tax fees:(3)	20,475	13,125
All other fees	—	—
Total	$518,275	$280,875

(1)
Audit fees for 2023 and 2022 relate to professional services provided in connection with the audit of our consolidated financial statements, the reviews of our quarterly condensed consolidated financial statements, and services provided in connection with filing registration statements on Form S-3 in 2023 and Form S-1 and Form S-8 in 2022.

(2)
There were no audit related or other fees.

(3)
Tax fees related to tax compliance work.

The percentage of services set forth above in the category of audit related fees, that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 100%.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.
Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of Marcum LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
Required Vote
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to ratify the appointment of our independent registered public accounting firm. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the ratification of the independent registered public accounting firm. Because the ratification of the independent registered public accounting firm is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the ratification of the independent registered public accounting firm unless you instruct them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our Audit Committee of our Board will reconsider its appointment. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3 — APPROVAL, ON AN ADVISORY BASIS, OF THE
COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS
The Company is seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of the Company’s named executive officers as described in the compensation tables and related material contained in this Proxy Statement. Because your vote is advisory, it will not be binding on the Compensation Committee or the Company’s Board of Directors. However, the Compensation Committee and Petros’ Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
The Company’s compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to the Company’s long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of the Company’s executives is directly related to performance factors that measure the Company’s progress toward the goals of the Company’s strategic and operating plans, as well as the Company’s performance relative to that of its peer companies.
In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:
“RESOLVED, that the compensation paid to the named executive officers of Petros Pharmaceuticals, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this Proxy Statement, is hereby APPROVED.”
Our current policy is to hold future advisory votes on executive compensation every year, and the next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2025.
Required Vote
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to approve, on an advisory basis, of the executive compensation. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the advisory vote, and broker non-votes will have no effect on the results for the advisory vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT, INCLUDING THE COMPENSATION TABLES AND THE RELATED NARRATIVE DISCLOSURE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 4 — APPROVAL OF THE
AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT THE REVERSE STOCK SPLIT
Background and Proposed Amendment
Our Amended and Restated Certificate of Incorporation (the “Charter”) currently authorizes the Company to issue a total of 300,000,000 shares of capital stock, consisting of 250,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”).
On October 11, 2024, subject to stockholder approval, the Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-2 to 1-for-25, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 25 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”
The text of the proposed amendment to the Company’s Charter to effect the Reverse Stock Split is included as Annex A to this Proxy Statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting.
Reasons for the Reverse Stock Split
We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.
On May 15, 2024, we received a letter from Nasdaq indicating that, based upon the closing bid price of our Common Stock for 30 consecutive business day period between April 3, 2024, through May 14, 2024, the

Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). We were provided a period of 180 calendar days, or until November 11, 2024 (the “Compliance Period”), in which to regain compliance. In order to regain compliance with Nasdaq’s minimum bid price requirement, our Common Stock must maintain a minimum closing bid price of $1.00 for at least ten consecutive business days during the Compliance Period.
If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.
We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.
In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.
The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.
Risks Associated with the Reverse Stock Split
The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.
As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.
The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.
The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.
If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.
The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.
Effects of the Reverse Stock Split on Outstanding Warrants and Preferred Stock
The Certificate of Designations of the Company’s Series A Preferred Stock and the warrants issued concurrently with the Series A Preferred Stock (the “Warrants”) in July 2023 pursuant to the Securities Purchase Agreement, contain provisions that require the reduction of the conversion price and exercise price of the Series A Preferred Stock and the Warrants, respectively, as then in effect, on the sixteenth (16th) trading day immediately following a reverse stock split if the “Event Market Price” is less than the conversion price or exercise price then in effect. The term “Event Market Price” is used in the Certificate of Designations and the Warrant to refer to, with respect to a reverse stock split, the quotient determined by dividing (x) the sum of the VWAP (as defined in the Certificate of Designations and the Warrant, respectively) of the Common Stock for each of the five (5) lowest trading days during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the sixteenth (16th) trading day after such reverse stock split, divided by (y) five (5). The number of shares of Common Stock issuable upon exercise of the Warrants will be increased in proportion to any such reduction, such that the aggregate exercise price of the Warrants will remain the same following the reduction.
Potential Consequences if the Reverse Stock Split Proposal is Not Approved
If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.
Determination of the Reverse Stock Split Ratio
The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-25.
The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:
•
our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

•
the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•
the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•
the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•
prevailing market conditions;

•
general economic conditions in our industry; and

•
our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.
Board Discretion to Effect the Reverse Stock Split
If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.
If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.
The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.
We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split
Effects of the Reverse Stock Split on Issued and Outstanding Shares.
If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-25. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.
As of the Record Date, the Company had 10,008,822 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2 or 1-for-25, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 4,881,832 shares and 390,547 shares, respectively.
We are currently authorized to issue a maximum of 250,000,000 shares of our Common Stock. As of the Record Date, there were 10,008,822 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.
Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after the Reverse Stock Split Charter Amendment is effected.
Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.
If the Reverse Stock Split is effected, the terms of equity awards granted under the 2020 Plan, including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the 2020 Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the 2020 Plan; and (vi) the number of or exercise price of shares then subject to outstanding stock appreciation rights previously granted and unexercised under the 2020 Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the 2020 Plan, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.
Effects of the Reverse Stock Split on Voting Rights.
Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of

1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.
Effects of the Reverse Stock Split on Regulatory Matters.
The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.
Effects of the Reverse Stock Split on Authorized Share Capital.
The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 300,000,000 shares, consisting of 250,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock.
Treatment of Fractional Shares in the Reverse Stock Split
The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:
•
rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

•
rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the 2020 Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split
If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.
Exchange of Share Certificates
If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent, Pacific Stock Transfer Co., will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to our transfer agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.
Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.
STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.
Anti-Takeover Effects
In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.
We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.
Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.
Regulatory Approvals
The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.
Accounting Treatment of the Reverse Stock Split
If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”) and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.
All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.
As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:
•
a citizen or resident of the United States;

•
a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.
As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.
The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.
Required Vote
The affirmative vote of the holders of a majority of the votes cast by stockholders present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have no effect on the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Reverse Stock Split Proposal unless you instruct them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results for the Reverse Stock Split Proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 5 — ADJOURNMENT OF THE ANNUAL MEETING, IF
NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE
INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO
APPROVE ONE OR MORE PROPOSALS PRESENTED AT THE ANNUAL MEETING
Background of and Rationale for the Adjournment Proposal
The Board believes that if the number of shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting and voting in favor of any one or more of the proposals presented at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Annual Meeting.
Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Annual Meeting, we could adjourn or postpone the Annual Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.
Required Vote
The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy is required to approve the Adjournment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results for the Adjournment Proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
The Company has a process for stockholders who wish to communicate with the Board, including any Board committee, individual director or the Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to the Company’s President and Chief Commercial Officer, Fady Boctor, at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036. In general, any stockholder communication delivered to our President and Chief Commercial Officer for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our President and Chief Commercial Officer reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2025 annual meeting of stockholders (“2024 Annual Meeting”), pursuant to Rule 14a-8 of the Exchange Act, we must receive stockholder proposals (other than for director nominations) not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. To be considered for presentation at the 2025 Annual Meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, proposals must be received not less than ninety (90) nor more than one hundred twenty (120) days prior to the one year anniversary of this year’s meeting date, provided, however, that in the event that the 2025 Annual Meeting is called for a date that is not within thirty (30) days before or after the date that is one year from this year’s Annual Meeting date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the 2025 Annual Meeting was mailed or public disclosure of the date of the 2025 Annual Meeting was made, whichever first occurs. Proposals that are not received in a timely manner will not be presented or voted on at the 2025 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should directed to the Company’s President and Chief Commercial Officer, Fady Boctor, at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036.
In addition to satisfying the requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 21, 2025 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders).

Annex A
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PETROS PHARMACEUTICALS, INC.
Petros Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:
1.
The Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) was filed with the Secretary of State of Delaware on December 1, 2020.

2.
Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.
Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [•], New York time, on [•], each [•] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be converted into [•] (#) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following such date.

4.
The Certificate of Incorporation is hereby amended by revising Article FOURTH paragraph A.3. to be amended and restated as follows:

“3. Reverse Split.   Effective as of [•] on [•], 2024 (the “Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [•] shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into [•] share of Common Stock, $0.0001 par value per share, of the Corporation (the “New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”
5.
Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6.
The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

A-1

SCAN TOVIEW MATERIALS & VOTE PETROS PHARMACEUTICALS, INC. 1185 AVENUE OF THE AMERICAS3RD FLOORNEW YORK, NY 10036 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/PTPI2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 19, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V58767-P19165 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PETROS PHARMACEUTICALS, INC. The Board of Directors recommends you vote FOR the following proposals:1.To elect three directors to serve on our Board of Directors until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.Nominees: For Against Abstain 1a. Joshua N. Silverman 1b. Bruce T. Bernstein 1c. Wayne R. Walker !!!!!!!!! For Against Abstain 2.To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.!!!3.To approve, on an advisory basis, the compensation paid to our named executive officers.!!!4.To approve an amendment to our Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our Common Stock, at a ratio in the range of 1-for-2 to 1-for-25, with such ratio to be determined by the Board in its discretion and included in a public announcement.5.To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of!!!proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals.Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.YOUR VOTE IS IMPORTANTVoting Instructions are on ReverseV58768-P19165 PETROS PHARMACEUTICALS, INC.Annual Meeting of Stockholders November 20, 2024 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder hereby appoints Fady Boctor as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock, par value $0.0001 (the “Common Stock”) and/or Series A Convertible Preferred Stock, par value $0.0001 per share ("Preferred Stock"), of PETROS PHARMACEUTICALS, INC. (the “Company”) that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM ET on November 20, 2024, via live audio webcast at www.virtualshareholdermeeting.com/PTPI2024, and any adjournment or postponement thereof.Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxy will have authority to vote “FOR” Proposals 1-5.THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND/OR PREFERRED STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend. If you vote by Internet, you do NOT need to mail back your proxy card unless you intend to revoke and change your prior vote.Continued and to be signed on reverse side